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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549



                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934




                                 July 28, 1998
          ___________________________________________________________
                Date of Report (Date of earliest event reported)



                         Salton/Maxim Housewares, Inc.
          ____________________________________________________________
             (Exact name of registrant as specified in its charter)






        Delaware                   0-19557           36-3777824
----------------------------     ------------    -------------------
(State or other jurisdiction     (Commission     (IRS Employer
      of incorporation)           File Number)    Identification No.)






           550 Business Center Drive, Mount Prospect, Illinois  60056
          _____________________________________________________________
           (Address of principal executive offices)         (Zip Code)



                                 (847) 803-4600
                       ________________________________
                        (Registrant's telephone number)

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ITEM 5.   OTHER EVENTS.

     On July 28, 1998, Salton/Maxim Housewares, Inc. ("Salton") repurchased the 6,535,072 shares of Salton common stock owned by Windmere-Durable Holdings, Inc. ("Windmere") pursuant to the previously announced Stock Agreement dated as of May 6, 1998 (the "Windmere Stock Agreement") by and among Salton, Windmere and the Salton Executive Related Parties (as defined therein). The repurchase price was $12 per share in cash plus a $15 million subordinated promissory note (the "Note"). The Note, which has a term of six and one-half years and bears interest at 4% per annum payable annually, is subject to offsets of 5% of the total purchase price paid by Salton for product purchases from Windmere and its affiliates during the term of the Note. The principal amount of the Note is also subject to reduction in the event Salton's distribution and marketing agreement with Kmart Corporation is terminated for any reason.

     In connection with the repurchase of Windmere's 50% interest in Salton: (i) Windmere repaid in full its promissory note in the principal amount of $10,847,620, which note was issued to Salton in July, 1996; (ii) Salton repurchased for approximately $3.3 million Windmere's option to purchase up to 458,500 shares of Salton, which option was granted to Windmere in July, 1996; and (iii) Windmere and Salton agreed to continue various commercial and other arrangements, including an agreement relating to Salton's distribution and marketing agreement with Kmart (the "Kmart Fee Agreement"), subject to certain modifications.

     Effective upon the closing of the repurchase of Windmere's 50% interest in Salton, each of the persons who had been designated by Windmere to serve on Salton's Board of Directors, Messrs. David Friedson, Harry D. Schulman, Laurence
S. Chud, M.D. and James Connolly, resigned from Salton's Board of Directors.

     On July 28, 1998, Salton entered into a Credit Agreement dated July 27, 1998 (the "Lehman Credit Agreement") among Salton, the several lenders from time to time parties thereto, Lehman Brothers Inc., as arranger, Lehman Commercial Paper Inc., as syndication agent, and Lehman Commercial Paper Inc., as administrative agent. Salton used a portion of the funds received from the Lehman Credit Agreement to repurchase Windmere's 50% interest in Salton and to repay all of Salton's outstanding indebtedness to Foothill Capital Corporation.

     On July 28, 1998, Salton also issued $40 million of convertible preferred stock to affiliates of Centre Partners Management LLC ("Centre Partners") in connection with the previously announced Stock Purchase Agreement dated July 15, 1998 (the "Preferred Stock Agreement") by and among Salton and Centre Capital Investors II, L.P., Centre Capital Tax-Exempt Investors II, L.P., Centre Capital Offshore Investors II, L.P., The State Board of Administration of Florida, Centre Parallel Management Partners, L.P. and Centre Partners Coinvestment, L.P. The convertible preferred stock is non-dividend bearing and is convertible into 2,352,941 shares of Salton (reflecting a $17 per share conversion price).



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     In connection with the issuance of the convertible preferred stock, (i)
Salton filed a Certificate of Designation (the "Certificate of Designation") setting forth the powers, preferences, rights, qualifications, limitations and restrictions of such preferred stock with the State of Delaware, and (ii) Salton and affiliates of Centre Partners entered into a Registration Rights Agreement dated July 15, 1998 (the "Registration Rights Agreement") by and among Salton and Centre Capital Investors II, L.P., Centre Capital Tax-Exempt Investors II, L.P., Centre Capital Offshore Investors II, L.P., The State Board of Administration of Florida, Centre Parallel Management Partners, L.P. and Centre Partners Coinvestment, L.P.

     In connection with the issuance of the convertible preferred stock to the affiliates of Centre Partners, each of Mr. Bruce G. Pollack and Robert A. Bergmann, which were designated by Centre Partners pursuant to the Preferred Stock Agreement, were appointed as directors of Salton to serve in Class I and Class II, respectively.

     The foregoing description of the Windmere Stock Agreement, the Note, the Kmart Fee Agreement, the Lehman Credit Agreement, the Preferred Stock Agreement, the Certificate of Designation and the Registration Rights Agreement, does not purport to be complete and is qualified in its entirety by reference to each such document, a copy of which is attached hereto as Exhibit 10.1, 10.2, 10.3, 10.4, 10.5, 10.6 and 10.7 hereto, and is hereby incorporated herein by reference. A copy of the Registrant's press release, dated July 28, 1998, relating to the above-described transactions is attached hereto as Exhibit 99.1.





ITEM 7.      FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

Exhibit No.     Description
-----------     -----------



10.1 Stock Agreement, dated as of May 6, 1998, by and between Salton/Maxim Housewares, Inc., Windmere-Durable Holdings, Inc. and the Salton Executive Related Parties (as defined therein) (incorporated by reference to Exhibit 2.1 of Salton's Current Report on Form 8-K dated May 6, 1998).

10.2 Note, dated July 27, 1998, issued by the Salton/Maxim Housewares, Inc. to Windmere-Durable Holdings, Inc.

10.3 Agreement dated July 27, 1998 between Salton/Maxim Housewares, Inc. and Windmere-Durable Holdings, Inc.

10.4 Credit Agreement dated July 27, 1998 among Salton/Maxim Housewares, Inc., the several lenders from time to time parties thereto, Lehman Brothers Inc., as arranger, Lehman Commercial Paper Inc., as syndication agent, and Lehman Commercial Paper Inc., as administrative agent.


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10.5            Stock Purchase Agreement dated July 15, 1998 by and among
                Salton/Maxim Housewares, Inc. and Centre Capital Investors II, L.P., Centre Capital Tax-Exempt Investors II, L.P., Centre Capital Offshore Investors II, L.P., The State Board of Administration of Florida, Centre Parallel Management Partners, L.P. and Centre Partners Coinvestment, L.P. (incorporated by reference to Exhibit 10.1 of Salton's Current Report on Form 8-K dated July 15, 1998).

10.6 Certificate of Designation for the Series A Convertible Preferred Stock of Salton/Maxim Housewares, Inc.

10.7 Registration Rights Agreement dated July 15, 1998 by and among Salton/Maxim Housewares, Inc. and Centre Capital Investors II, L.P., Centre Capital Tax-Exempt Investors II, L.P., Centre Capital Offshore Investors II, L.P., The State Board of Administration of Florida, Centre Parallel Management Partners, L.P. and Centre Partners Coinvestment, L.P.

99.1            Press Release of Salton/Maxim Housewares, Inc., issued July
                28, 1998.


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                                   SIGNATURE


     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        SALTON/MAXIM HOUSEWARES, INC.




                                         /s/ WILLIAM B. RUE
                                         -------------------------
                                         William B. Rue
Dated:  July 28, 1998                    Senior Vice President and
                                         Chief Operating Officer






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                                 EXHIBIT INDEX

Exhibit No.    Description
-----------    -----------

10.1 Stock Agreement, dated as of May 6, 1998, by and between Salton/Maxim Housewares, Inc., Windmere-Durable Holdings, Inc. and the Salton Executive Related Parties (as defined therein) (incorporated by reference to Exhibit 2.1 of Salton's Current Report on Form 8-K dated May 6, 1998).

10.2 Note, dated July 27, 1998, issued by the Salton/Maxim Housewares, Inc. to Windmere-Durable Holdings, Inc.

10.3           Agreement dated July 27, 1998 between Salton/Maxim
               Housewares, Inc. and Windmere-Durable Holdings, Inc.

10.4 Credit Agreement dated July 27, 1998 among Salton/Maxim Housewares, Inc., the several lenders from time to time parties thereto, Lehman Brothers Inc., as arranger, Lehman Commercial Paper Inc., as syndication agent, and Lehman Commercial Paper Inc., as administrative agent.

10.5 Stock Purchase Agreement dated July 15, 1998 by and among Salton/Maxim Housewares, Inc. and Centre Capital Investors II, L.P., Centre Capital Tax-Exempt Investors II, L.P., Centre Capital Offshore Investors II, L.P., The State Board of Administration of Florida, Centre Parallel Management Partners, L.P. and Centre Partners Coinvestment, L.P. (incorporated by reference to Exhibit 10.1 of Salton's Current Report on Form 8-K dated July 15, 1998).

10.6 Certificate of Designation for the Series A Convertible Preferred Stock of Salton/Maxim Housewares, Inc.

10.7 Registration Rights Agreement dated July 15, 1998 by and among Salton/Maxim Housewares, Inc. and Centre Capital Investors II, L.P., Centre Capital Tax-Exempt Investors II, L.P., Centre Capital Offshore Investors II, L.P., The State Board of Administration of Florida, Centre Parallel Management Partners, L.P. and Centre Partners Coinvestment, L.P.

99.1           Press Release of Salton/Maxim Housewares, Inc., issued July
               28, 1998.



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